Subsequent Events	9 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
25.	Subsequent Events
(1) On November 11, 2022, in an effort to expand the Group’s network in the healthcare business, the Company executed a share purchase agreement with Mr. Yoshiaki Yoshida, a major shareholder of DHC Corporation (hereinafter, “DHC”), and reached a basic agreement to acquire the shares of DHC. The Company acquired 91.1% of the total number of issued shares of DHC. As a result, DHC became a consolidated subsidiary of the Company on January 31, 2023.
The Company aims to acquire all issued shares of DHC, with the total acquisition consideration expected to be approximately ¥300 billion in cash. As of February 10, 2023, the accounting for the acquisition was not yet complete.
(2) The Company cancelled its own shares pursuant to the share cancellation policy approved at the Board of Directors meeting held on October 28, 2019. The details of the cancellation of the Company’s own shares subsequent to the balance sheet date are as follows:

•	Class of shares cancelled Common shares

•	Number of shares cancelled 23,427,745 shares

•	Cancellation date January 20, 2023.